N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606


October  ___,  2003
To  all  N-Viro  International  Corporation  Stockholders:

     The Board of Directors joins us in inviting you to attend the Annual Meeting of Stockholders. The meeting will be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on November 13, 2003. The meeting will begin at 3:00 p.m. (local time). Registration will begin at 2:30 p.m. Refreshments will be served before the meeting.
     In addition to the matters described in the attached Proxy Statement, we will report on the business and progress of N-Viro during 2002 and for the first three quarters of 2003. N-Viro's performance for the year ended December 31, 2002 is discussed in the enclosed 2002 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.
                         Sincerely,





                         Terry  J.  Logan
                         President  and  Chief  Executive  Officer

                     N00030N-VIRO INTERNATIONAL CORPORATION
                        3450 W. Central Avenue, Suite 328
                               Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 13, 2003

TO  THE  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of N-Viro International Corporation, a Delaware corporation, will be held in the of , Toledo, Ohio on November 13, 2003. The Annual Meeting will begin at 3:00 p.m. (local time), for the following purposes:

1. To elect two Class I Directors for a term of three years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.
2. To amend the Company's Amended and Restated Certificate of Incorporation and Bylaws to provide for the reclassification of the Board of Directors into two classes, with one class being elected each year thereafter.
3. To amend the Company's Amended and Restated Certificate of Incorporation to provide that the number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors at no less than seven and no more than nine directors.
4.     To  approve  the  Company's  2003  Stock  Option  Plan.
5. To ratify the appointment of Hausser + Taylor, LLP to serve as independent auditors for the Company for its year ended 2003.
6. To approve the compensation arrangement for non-employee directors of the Company.
7. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. The 2002 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on September 22, 2003, will be entitled to notice of, and to vote at, such Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS




                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
October  ____,  2003

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                        N-VIRO INTERNATIONAL CORPORATION
                        3450 W. CENTRAL AVENUE, SUITE 328
                               TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 13, 2003


     THIS PROXY STATEMENT IS BEING SENT TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION (THE "COMPANY") ON OR ABOUT OCTOBER _____, 2003, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING"), WHICH IS SCHEDULED TO BE HELD ON THURSDAY, NOVEMBER 13, 2003 AT 3:00 P.M. (LOCAL TIME) AS SET FORTH IN THE ATTACHED NOTICE. A proxy card is enclosed. The record date for the Annual Meeting is the close of business on September 22, 2003 (the "Record Date"). Only holders of record of the Company's Common Stock on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the Record Date, there were 2,577,433 shares of Common Stock outstanding.

     A share of the Company's Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of the proposals: (i) to elect two Class I Directors for a term of three years, until their successors are elected and qualified or until their earlier resignation, removal from office or death;
(ii) to amend the Company's Amended and Restated Certificate of Incorporation and Bylaws to provide for the reclassification of the Board of Directors into two classes, one of which shall thereafter be elected each year; (iii) to amend the Company's Amended and Restated Certificate of Incorporation to provide that the number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors at no less than seven and no more than nine directors; (iv) to approve the Company's 2003 Stock Option Plan; (v) to ratify the appointment of Hausser + Taylor, LLP to serve as independent auditors for the Company for its year ended 2003; and (vi) to approve the compensation arrangement for non-employee directors of the Company.

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with the Secretary of the Company a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by the Secretary of the Company.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date shall constitute a quorum for the transaction of business by such holders at the Annual Meeting. For the purposes of determining the presence of a quorum at the Annual Meeting, abstentions will be counted toward the number of shares represented at the Annual Meeting and broker non-votes will be disregarded.

     Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. The approval of the proposed amendments to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, in person or by proxy. Stockholders are not entitled to cumulative voting in the election of directors. In the election of directors, the nominees for election as directors who receive the highest number of votes therefore at the Annual Meeting shall be elected as directors. The approval of the 2003 Stock Option Plan, the ratification of the appointment of Hausser + Taylor, LLP as independent auditors and approval of the compensation arrangement for non-employee directors shall require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors and officers of the Company may solicit proxies by telephone, facsimile or personal interview. The Company will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. The Company will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith. The Company has hired Corporate Election Services to solicit proxies for a fee not to exceed $3,000, plus expenses and other customary charges.

     The executive offices of the Company are located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. The telephone number is (419) 535-6374. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE CORPORATE SECRETARY, N-VIRO INTERNATIONAL CORPORATION AT THE ABOVE ADDRESS. Such Annual Report is also available on the Company's website at www.nviro.com under "Investor Information-SEC Filings."
-------------


                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall be divided into three classes of equal or approximately equal number and that the number of directors shall from time to time be fixed and determined by a vote of a majority of the Company's entire Board of Directors serving at the time of such vote, provided, that the authorized number of directors shall be no less than nine and no more than 12. The authorized number of directors of the Company is currently set at nine. There are currently eight directors, with one vacancy. The directors are elected for a three-year term or until the election and qualification of their respective successors or until their resignation, removal from office or death. Holders of the Company's Series A Redeemable Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") have the right to elect one of the Class I Directors. As of the date of this proxy statement, J. Patrick Nicholson is the only holder of the Company's Series A Preferred Stock and he has elected Brian
P. Burns as a Class I Director. It is intended by the Board that, in addition to the election of Brian P. Burns as a Class I Director, that proxies received will be voted to elect the two additional Class I Directors named below to serve for a three-year term until their respective successors are elected and have qualified or until their earlier resignation, removal from office or death.

     The  Board  is  currently  composed  of  three  Class I Directors (Bobby B.
Carroll, Brian P. Burns and B.K. Wesley Copeland), three Class II Directors (Terry J. Logan, Michael G. Nicholson and Phillip Levin), and two Class III Directors (Daniel J. Haslinger and R. Francis DiPrete, with one vacancy), whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2003, 2004 and 2005, respectively. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

     The Board has nominated B.K. Wesley Copeland and Bobby B. Carroll as Class I Directors, each to serve a three year term until the 2006 annual meeting of stockholders or until the director's earlier resignation, removal from office or death. However, if Proposal 2 (described below) is approved by the Company's stockholders, each of the current Class I Directors will be designated into one of two different classes and will have a term of office corresponding to such class. THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. COPELAND AND CARROLL BE ELECTED AT THE ANNUAL MEETING AS CLASS I DIRECTORS UNTIL THEIR SUCCESSORS SHALL BE DULY ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION, REMOVAL FROM OFFICE OR DEATH.

     Mr. Burns and each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class I Director of the Company, except that Messrs. Copeland and Carroll will resign at the Annual Meeting as directors if Proposals 2 and 3 are approved by the stockholders. If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the proxies reserve the right to substitute another person as a Board nominee, or to reduce the number of Board nominees, as they shall deem advisable. The proxy solicited hereby will not be voted to elect more than two Class I Directors.

     The two nominees for Class I Directors receiving a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote shall be elected as directors, provided a quorum is present. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

     Certain information about all of the directors and nominees for director is furnished below.

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth (i) the names and ages of the directors and executive officers of the Company and the positions they hold with the Company and (ii) the names and ages of the nominees for director listed herein.
Executive  officers  shall  serve  at  the  pleasure  of the Board of Directors.




Name                   Age                                         Position
---------------------  ---  --------------------------------------------------------------------------------------
Bobby B. Carroll        69  Class I Director (1)(3)(4)(5)
Brian P. Burns          36  Class I Director (6)
B.K. Wesley Copeland    69  Class I Director (1)(2)(3)(4)
Terry J. Logan, Ph.D.   60  President, Chief Executive Officer, Class II Director
Michael G. Nicholson    37  Chief Operating Officer, Senior Vice President Sales and Marketing, Class II Director
Phillip Levin           64  Class II Director (2)(4)(5)
Daniel J. Haslinger     48  Class III Director(2)(3)(4)
R. Francis DiPrete      49  Class III Director
James K. McHugh         44  Chief Financial Officer, Secretary, Treasurer


____________
(1)     Directors  Currently  Nominated  for  Re-Election.
(2)     Member  of  Audit  Committee.
(3)     Member  of  Compensation  Committee.
(4)     Member  of  Nominating  Committee.
(5)     Member  of  Finance  Committee.
(6) Elected to Board by J. Patrick Nicholson pursuant to rights granted to Mr. Nicholson as the holder of the Series A Preferred Stock of the Company and as described in that certain Certificate of Designation of Series A Preferred Stock of the Company, as filed with the Secretary of State of the State of Delaware on September 4, 2003.

BOBBY B. CARROLL, AGE 69. Mr. Carroll was formerly the President, Chief Executive Officer and owner of Pozzolanic Contracting & Supply Co., a supplier of roadway construction materials in the Southeast U.S. Mr. Carroll also acted as a consultant and sales representative to the Company with respect to various matters until the end of 2002. Mr. Carroll has served as a director of the Company since May 1997 and is a member of the Board's Compensation, Nominating and Finance Committees.

B.K. WESLEY COPELAND, AGE 69. Mr. Copeland, a physical chemist, was the Founder of the International Science and Technology Institute, Inc., as well as Founder and Chief Executive Officer of the Foundation for Economic Development. Mr. Copeland is associated with N-Viro Africa, which holds rights to the N-Viro technology in all of Africa except North Africa. Mr. Copeland has served as a Director of the Company since May 1997, is a member of the Board's Compensation, Audit and Nominating Committees.

TERRY J. LOGAN, PH.D., AGE 60. Dr. Logan served as Chief Operating Officer and President of the Company since joining the Company in July 1999, and was appointed Chief Executive Officer in May 2002. From 1971 until July 1999, Dr. Logan was a professor of Agronomy at The Ohio State University. Dr. Logan served as President of Pan-American N-Viro Inc. (subsidiary of the Company) from 1994 through 1995 and is the President of Logan Environmental, Inc. (environmental consulting firm). Dr. Logan has served as a director of the Company since May 1993.

MICHAEL G. NICHOLSON, AGE 37. Mr. Nicholson was appointed Chief Operating Officer in May 2002, and has served as the Vice-President of Sales and Marketing of the Company since December 1996 and Senior Vice-President after May 2000. Prior to December 1996, Mr. Nicholson served the Company and N-Viro Energy Systems Ltd. in various management positions in sales since his hiring in 1990. Mr. Nicholson is the son of J. Patrick Nicholson, and has served as a director of the Company since February 1998.

PHILLIP LEVIN, AGE 64. Mr. Levin is the President of both Levin Development Company and MGM Consulting Services, a real estate development and financial consulting company, respectively, located in Troy, Michigan. Mr. Levin holds an MBA in both Accounting and Finance, and was a partner-in-charge of PriceWaterhouseCoopers' consulting division in Michigan for 16 years. Mr. Levin has served as a director of the Company since November 2002 and is a member of the Audit, Nominating and Finance Committees.

DANIEL J. HASLINGER, AGE 48. Mr. Haslinger is presently Chief Executive Officer and Owner of Micro Macro Integrated Technologies, a Nevada company specializing in industrial automation integration. Mr. Haslinger is also Chairman and Chief Executive Officer of WJZE 97.3FM RASP Broadcast Enterprises, Inc., a local broadcast company. Mr. Haslinger is a member of N-Viro Filipino, LLC, a licensee of the Company, and is also a member of DJH Holdings, LLC. Mr. Haslinger has served as a director of the Company since May 1999 and is a member of the Board's Audit, Compensation and Nominating Committees.

R. FRANCIS DIPRETE, AGE 49. Mr. DiPrete is a lawyer and since March 1999 has served as President and Board Chairman of Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc.), a Nevada corporation and holding company. Since August 2003, Mr. DiPrete has served as President and director of Ophir Holdings, Inc., a Nevada corporation and consulting firm specializing in public and shareholder relations. Mr. DiPrete is also Board Chairman and consultant to Symbiat, Inc., which provides computer and technology support and service. Mr. DiPrete has served as a Director of the Company since May 2000.

BRIAN P. BURNS, AGE 36. Mr. Burns presently is employed as a division manager with Hammill Manufacturing Co. Impact Cutoff Service. Mr. Burns has been with Hammill Manufacturing Co. since 1997. From 1993 to 1997, Mr. Burns was employed as an attorney with the law firm of Eastman & Smith, LLC, in Toledo, Ohio. Mr. Burns is a magna cum laud graduate of the University of Toledo College of Law and he has a bachelor or arts degree in economics from Harvard University. Mr. Burns has served as a director of the Company since his appointment on August 29, 2003.

JAMES K. MCHUGH, AGE 44. Mr. McHugh has served as Chief Financial Officer, Secretary and Treasurer of the Company since January 1997. Prior to that date, Mr. McHugh served the Company and N-Viro Energy Systems Ltd. in various financial positions since his hiring in April 1992.

KEY  RELATIONSHIPS

     Michael Nicholson is the son of J. Patrick Nicholson, the former Chairman of the Board of Directors of the Company and the current holder of the Series A Preferred Stock of the Company.

BOARD  OF  DIRECTORS

     The Company's business, property and affairs are managed under the direction of the Board of Directors. The Board of Directors of the Company held six formal meetings during 2002. B. K. Wesley Copeland only attended five of the eight meetings of the Board and committees on which he served.

AUDIT  COMMITTEE

     The Audit Committee, consisting of B.K. Wesley Copeland, Phillip Levin, and Daniel J. Haslinger, recommends the appointment of auditors, oversees the accounting and internal audit functions of the Company and reviews and approves the terms of transactions between the Company and related party entities. During 2002, the Audit Committee met four times. The Audit Committee retained Hausser + Taylor, LLP to conduct the audit for the year ended December 31, 2003.

COMPENSATION  COMMITTEE

     The Compensation Committee, consisting of B.K. Wesley Copeland, Bobby B. Carroll and Daniel J. Haslinger, determines officers' salaries and bonuses and administers the grant of stock options pursuant to the Company's stock option plans. The Compensation Committee met two times during 2002.

FINANCE  COMMITTEE

     The Finance Committee, consisting of Bobby B. Carroll and Phillip Levin, assists in monitoring cash flow requirements of the Company and approves any internal or external financing or leasing arrangements. This committee did not meet during the year ended December 31, 2002.

NOMINATING  COMMITTEE

     The Nominating Committee, consisting of Messrs. Carroll, Copeland, Levin and Haslinger, considers and recommends to the Board of Directors nominees for election to the Board of Directors. This committee met three times during year ended December 31, 2002. The Nominating Committee may, in its discretion, consider nominations by stockholders proposed for the 2004 Annual Meeting. All stockholder nominations should be directed to N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention:
Secretary/Treasurer. Such stockholder recommendations must be in writing, contain a description of the nominee's qualifications and his or her consent to serve and must be received by the Company no later than January 15, 2004.

See "Certain Relationships and Related Transactions" for additional information on certain members of the Board and management.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2002.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The Company had outstanding 2,577,433 shares of common stock, $.01 par value per share (the "Common Stock"), on September 30, 2003. The Company also has a single share of Series A Preferred Stock, $.001 par value per share issued and outstanding. The terms and conditions associated with the share of Series A Preferred Stock are set forth in that certain Certificate of Designation of Series A Preferred Stock as filed by the Company with the Secretary of State of the State of Delaware on September 4, 2003, a copy of which was filed by the Company with the Securities Exchange Commission as an exhibit to a Form 8-K filed on August 29, 2003. The Common Stock and the single share of Series A Preferred Stock constitute the only classes of outstanding voting securities of the Company.

     At September 30, 2003, the following were the only persons known to the Company to own beneficially more than 5% of the outstanding shares of Common
Stock:




Name and Address of Beneficial Owner   Shares of Common Stock Beneficially Owned
J. Patrick Nicholson(1)
2025 Richmond Rd.
Toledo, Ohio  43607 . . . . . . . . .                                 535,038
N-Viro Energy Systems, Inc.(2)
3450 West Central Avenue, Suite 328
Toledo, Ohio  43606 . . . . . . . . .                                 336,769
R. Francis DiPrete(3)
255 Ide Road
Scituate, RI 02857. . . . . . . . . .                                 460,372
Strategic Asset Management, Inc.(4)
272 Allison Gap Rd.
Saltville, VA  24370. . . . . . . . .                                 450,472


Name and Address of Beneficial Owner   Percentage of Outstanding Shares of Common Stock
J. Patrick Nicholson(1)
2025 Richmond Rd.
Toledo, Ohio  43607 . . . . . . . . .                                  20.26%
N-Viro Energy Systems, Inc.(2)
3450 West Central Avenue, Suite 328
Toledo, Ohio  43606 . . . . . . . . .                                  13.07%
R. Francis DiPrete(3)
255 Ide Road
Scituate, RI 02857. . . . . . . . . .                                  17.83%
Strategic Asset Management, Inc.(4)
272 Allison Gap Rd.
Saltville, VA  24370. . . . . . . . .                                  17.48%

________________
(1). The shares attributed to Mr. Nicholson include the 336,769 shares owned beneficially by N-Viro Energy Systems, Inc, of which Mr. Nicholson is the majority owner of the voting shares. Mr. Nicholson resigned as a director of the Company on August 28, 2003 and is presently a consultant to the Company.
(2). N-Viro Energy Systems, Inc. was formerly the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was terminated as of December 31, 2001 and was one of the predecessor entities that combined to form the Company in October 1993. The general partners of N-Viro Energy Systems, Limited were J. Patrick Nicholson, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children.
(3). Mr. DiPrete's shares include: 5,000 shares owned directly, options on 4,900 shares which are currently exercisable and 450,472 shares owned by Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc., and hereinafter referred to as "SAMI"), which may be deemed to be beneficially owned by Mr. DiPrete as a result of the positions he holds with SAMI. Mr. DiPrete disclaims beneficial ownership of the 450,472 Company shares held by SAMI because he is paid a salary by SAMI for his services as an employee and otherwise has no economic interest in SAMI except to the extent of his personal ownership of SAMI shares.
(4). R. Francis DiPrete, a director of the Company, is President and a director of SAMI.

     The following table sets forth, as of September 30, 2003, unless otherwise specified, certain information with respect to the beneficial ownership of the Company's shares of Common Stock by each person who is a director of the Company, a nominee for the Board, each of the Named Executive Officers, and by the directors and executive officers of the Company as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 2,577,433 shares of Common Stock outstanding on the Record Date. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.





Name of Beneficial Owner                                     Beneficial Ownership of Common Stock   Percent of Class
Bobby B. Carroll. . . . . . . . . . . . . . . . . . . . . .                              88,200(1)              3.41%
B.K. Wesley Copeland. . . . . . . . . . . . . . . . . . . .                              13,600(2)               .53%
R. Francis DiPrete. . . . . . . . . . . . . . . . . . . . .                             460,372(3)             17.83%
Daniel Haslinger. . . . . . . . . . . . . . . . . . . . . .                              10,400(4)               .40%
Phillip Levin . . . . . . . . . . . . . . . . . . . . . . .                                   -0-                -0-%
Terry J. Logan. . . . . . . . . . . . . . . . . . . . . . .                              85,712(5)              3.22%
James K. McHugh . . . . . . . . . . . . . . . . . . . . . .                              43,596(6)              1.66%
Brian P. Burns. . . . . . . . . . . . . . . . . . . . . . .                                   -0-                -0-%
Michael G. Nicholson. . . . . . . . . . . . . . . . . . . .                              59,684(7)              2.27%
All directors and executive officers as a group (9 persons)                             761,564(8)             27.34%

______________________
(1). Represents 81,600 shares of Common Stock owned by Mr. Carroll, and a total of 6,600 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $5.19 per share.
(2). Represents 6,100 shares of Common Stock owned by Mr. Copeland, and a total of 7,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $2.50 per share.
(3). Represents 5,000 shares of Common Stock owned by Mr. DiPrete, 450,472 shares owned by Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc., and hereinafter referred to as "SAMI"), a privately-held company of which may be deemed to be beneficially owned by Mr. DiPrete as a result of the positions he holds with SAMI. Mr. DiPrete disclaims beneficial ownership of the 450,472 Company shares held by SAMI because he is paid a salary by SAMI for his services as an employee and otherwise has no economic interest in SAMI except to the extent of his personal ownership of SAMI shares. Also included is a total of 4,900 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $1.50 per share.
(4). Represents 4,000 shares of Common Stock owned by Mr. Haslinger, and a total of 6,400 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $5.19 per share.
(5). Represents 812 shares of Common Stock owned by Dr. Logan, and a total of 84,900 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.
(6). Represents 796 shares of Common Stock owned by Mr. McHugh, and a total of 42,800 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.
(7). Represents 4,884 shares of Common Stock owned by Mr. Nicholson, and a total of 54,800 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.
(8). Represents 103,192 shares of Common Stock owned by the Directors and Officers, 450,472 shares owned indirectly and a total of 207,900 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.91 to $5.19 per share.


                      EQUITY COMPENSATION PLAN INFORMATION




                                                                  Number of securities               Weighted-average
                                                                   to be issued upon                     exercise
Plan category                                               exercise of outstanding options,   price of outstanding options,
                                                                        warrants                         warrants
                                                                       and rights                       and rights
Equity compensation plans approved by security holders . .                   527,675  $                         2.38
Equity compensation plans not approved by security holders                       -0-                             -0-
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .                   527,675  $                         2.38


                                                            Number of securities remaining
                                                             available for future issuance
Plan category                                                  under equity compensation
                                                             plans (excluding securities
                                                                reflected in column (a))
Equity compensation plans approved by security holders . .                      -0-
Equity compensation plans not approved by security holders                      -0-
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .                      -0-



                             EXECUTIVE COMPENSATION

COMPENSATION  OF  DIRECTORS

     Directors who are employees of the Company do not receive additional compensation for serving as directors. Since December 15, 2000, non-employee directors have received, as of the date of the Annual Stockholders Meeting, a stock option grant of 700 shares of Common Stock of the Company per meeting attended for the previous year, as approved by the Compensation Committee on December 14, 2000. At a meeting of the Board of Directors of the Company held on September 8, 2003, the Board approved a new compensation plan for the directors to be submitted to the stockholders of the Company for approval at the Annual Meeting to be held on November 13, 2003. Under and pursuant to the terms of the proposed plan, non-employee directors are to receive, as of the day of each Board meeting, a stock option grant of 2,500 shares of Common Stock of the Company per regular meeting attended during the previous year, and 1,250 shares of Common Stock of the Company for each special meeting attended during the previous year, subject to a maximum number of option shares to be awarded with respect to a given year to each non-employee director of 15,000 shares. Presently, the Company has four regularly scheduled Board meetings per calendar year. In addition to the options proposed to be granted to non-employee directors in exchange for their service to the Company, the Board of Directors of the Company also has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board. The amount of cash compensation proposed to be received by each non-employee director is $1,000.00 per regular meeting attended during each calendar year, as well as $500.00 per special meeting. As noted above, the Board of Directors of the Company generally has four regular meetings per calendar year. As noted in this Proxy Statement, the new compensation plan proposed by the Board of Directors of the Company is subject to, and expressly conditioned upon, the approval of the stockholders of the Company at the Annual Meeting to be held on November 13, 2003. This matter is submitted for your approval or rejection in this Proxy Statement as Proposal Five. The directors of the Company are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

     See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for additional compensation to directors.

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table presents the total compensation paid to the Chief Executive Officer during 2000, 2001 and 2002. There were no other executive officers of the Company who were serving at the end of 2002 and whose total annual salary and bonus, if any, exceeded $100,000.

     SUMMARY  COMPENSATION  TABLE




                                               Annual Compensation       Annual Compensation         Long-Term Compensation
Name and Principal Position             Year           Salary ($)                Bonus ($)      Securities Underlying Options(#)(1)
CURRENT MANAGEMENT
Terry J. Logan . . . . . . . . . . . .  2002      $         120,000      $                250                             -0-
President and Chief Executive Officer.  2001      $         120,000      $                300                          20,000
                                        2000      $         120,000      $              7,125                          12,500
FORMER MANAGEMENT
                                        2002      $          76,563      $                250                             -0-
                                        2001      $         131,250      $             14,300                             -0-
J. Patrick Nicholson(3). . . . . . . .  2000      $         131,250      $              7,125                          12,500


                                           All Other
Name and Principal Position             Compensation ($)
CURRENT MANAGEMENT
Terry J. Logan . . . . . . . . . . . .  $        1,488(2)
President and Chief Executive Officer.  $          1,782
                                        $            -0-
FORMER MANAGEMENT
                                        $       72,289(4)
                                        $         27,146
J. Patrick Nicholson(3). . . . . . . .  $         27,146


___________________
(1). The numbers shown represent the number of shares of Common Stock for which options were granted to the Named Executive Officers in 2000, 2001 and 2002.
(2). Dr. Logan received term life insurance premium payment benefits for a $250,000 term policy with his spouse named as beneficiary.
(3). Mr. Nicholson retired as Chief Executive Officer effective May 2002, and received salary through July 2002, per his employment agreement.
(4). Mr. Nicholson presently receives compensation from the Company in his capacity as a consultant to the Company under and pursuant to the terms of a consulting agreement entered into by and between Mr. Nicholson and the Company on August 28, 2003.

                        OPTION GRANTS IN LAST FISCAL YEAR

     No option grants were made by the Company in fiscal year 2002 to Named Executive Officers of the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES





Name                   Shares       "               Number of                   Number of
                      Acquired    Value            Unexercised                 Unexercised
                         On      Realized       Options at Fiscal           Options at Fiscal
                      Exercise     ($)      Year End(1) - Exercisable  Year End(1) - Unexercisable
CURRENT MANAGEMENT
Terry J. Logan . . .       -0-  $    -0-                   89,650                       17,000
FORMER MANAGEMENT
J. Patrick Nicholson       -0-  $    -0-                   87,500                        5,000


Name                          Value of Unexercised                    Value of Unexercised
                                     In-The-                                 In-The-
                                Money Options at                        Money Options at
                      Fiscal Year End ($)(2) - Exercisable   Fiscal Year End ($)(2) - Unexercisable
CURRENT MANAGEMENT
Terry J. Logan . . .    $                   17,050           $                          21,700
FORMER MANAGEMENT
J. Patrick Nicholson    $                    4,650           $                           3,100



_________________

(1). All options granted prior to November 1995 have been adjusted to reflect a one-for-four reverse stock split effective October 31, 1995.
(2). Options are "in-the-money" only if the closing market price of the Common Stock on December 31, 2002 exceeded the exercise price of the options. There were 14,000 options "in-the-money" that were held by Named Executive Officers of the Company on December 31, 2002 at $1.55 per share closing price.

EMPLOYMENT  AGREEMENTS

     On June 14, 1999, Dr. Logan entered into an employment agreement with the Company at a minimum annual salary of $144,000. Such agreement is for a five-year term, provided, however, that it is subject to review and termination for breach annually. Such agreement also provides that Dr. Logan shall be entitled to (i) bonuses to be payable at the discretion of the Board of Directors, (ii) other benefits, including insurance and pension plan, as are provided to other executive officers of the Company, and (iii) stock options to purchase 50,000 shares of the Company's Common Stock. Effective July 1, 1999, Dr. Logan voluntarily agreed to reduce his minimum annual salary to $120,000 for the years ended December 31, 2000, 2001 and 2002.

     On August 28, 2003, J. Patrick Nicholson and the Company entered into a new consulting agreement, a copy of which was filed with the Securities Exchange Commission on August 29, 2003 as an exhibit to a Form 8-K. Under the terms of Mr. Nicholson's new consulting agreement he will provide consulting services to the Company for a period of five years, subject to renewal at the Company's discretion for up to three additional one year terms. In exchange for such consulting services, Mr. Nicholson will be paid at a rate of $125.00 per hour, with a minimum commitment on the part of the Company to use at least 16 hours per month of consulting services. Mr. Nicholson also is eligible to receive a bonus during each year of the term of his consultancy in an amount equal to five percent of the net income of the Company, subject to a maximum payment during each year of $30,000.00. Additionally, Mr. Nicholson is entitled to receive commissions in exchange for obtaining government research grants, license fees and other income opportunities. Additional benefits to Mr. Nicholson include the Company's payment of up to $500.00 per month for office expenses and secretarial support. The Company also has agreed to provide Mr. Nicholson and his spouse with medical insurance to supplement their coverage under the federal government's Medicare program, with coverage for Mr. Nicholson's spouse to begin on her 65th birthday. The obligation to provide medical insurance continues for a period of 10 years from August 28, 2003. Mr. Nicholson also receives from the Company reimbursement for life insurance policy premiums up to a maximum of $10,000.00 per year for a period of 10 years from August 28, 2003. Finally, the Company has agreed to pay Mr. Nicholson $48,000.00 per year for the next 10 years, from August 28, 2003, in exchange for a covenant not to compete with the Company.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During the 2002 fiscal year, the members of the Compensation Committee consisted of Mr. Carroll, Mr. Haslinger and Mr. Wallace G. (Jack) Irmscher, who retired from the Board in February 2003 and was replaced by Mr. Copeland on the Committee. Mr. Haslinger is a member of N-Viro Filipino, a licensee of the Company for the territory of the Philippine Islands, but has not received any fees or revenue from the Company. Mr. Copeland is an agent of the Company for the territory of all of Africa except North Africa, but has not received any fees or revenue from the Company. Mr. Carroll, a consultant and sales representative to the Company, received fees of $60,000 in 2002 for consulting and sales assistance with the operations of the Company facilities located in Tennessee, North Carolina and South Carolina. Mr. Carroll's contract with the Company ended December 31, 2002.

     The information contained in the following sections entitled "Compensation Committee Report," "Performance Graph" and "Audit Committee Report" do not constitute soliciting material and should not deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, or Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these reports or performance graph by reference therein.

                          COMPENSATION COMMITTEE REPORT

     The following report was prepared for the period ending December 31, 2002 by Bobby B. Carroll, Daniel J. Haslinger, and Wallace G. (Jack) Irmscher, as members of the Company's Compensation Committee during fiscal year 2002.

     The compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors.

     The Committee's compensation philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist the Company in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

     The Committee establishes salary recommendations to the Board of Directors at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect the financial health of the Company. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance.

     Long-term incentives are provided through stock options granted under the Company's Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

     The Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board of Directors for approval the salaries, bonuses and long-term incentives of the Company's officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board of Directors the granting of stock options under the Company's Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers the Company's Stock Option Plan.

     With respect to Chief Executive Officer compensation, Dr. Logan's base salary for 2002 was $120,000. Dr. Logan's base salary is determined by his Employment Agreement with the Company dated June 14, 1999 which entitles him to a minimum annual base salary of $144,000. See "Employment Agreements." Dr. Logan is scheduled to be paid an annual minimum base salary of $120,000 in 2003. Dr. Logan will continue to accept a reduced base salary until such time as the Company's profitability permits payment of the $144,000 annual minimum base salary provided for in his Employment Agreement.

     The Committee is also responsible for recommending to the Board of Directors bonus amounts, if any, payable to Dr. Logan, the Chief Executive Officer. Any bonuses payable will be determined by the Committee, based on the same elements and factors relating to the other Executive Officers of the Company.

     The Committee has not formulated any policy regarding qualifying compensation paid to the Company's Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

/s/  Wallace G. (Jack) Irmscher, Compensation Committee Chairman (May 9, 2002 to
-------------------------------
February  13,  2003)
/s/  Bobby  B.  Carroll,  Compensation  Committee Member (January 1, 2002 to the
-----------------------
present)
---
/s/  Daniel  J. Haslinger, Compensation Committee Member (January 1, 2002 to the
-------------------------
present)

STOCKHOLDER  RETURN  PERFORMANCE  PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change and the cumulative total stockholder return on the Company's shares against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index, the Russell 2000 Index and an index comprised of Peer Group companies. The Peer Group consists of companies considered to be either competitors or similar to the Company. We have added the Russell 2000 index as an additional comparison because the Company was delisted from the Nasdaq market in May 2002 and now trades on the Over-The-Counter Market. Upon written request to the Secretary/Treasurer, N-Viro International Corporation, 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606, the Company shall provide stockholders with the names of the component issuers. The data is for the period beginning December 31, 1997, and ending December 31, 2002. The calculation assumes that $100 was invested at the close of business on December 31, 1997 and all dividends are assumed to be reinvested. Total return is based on historical results and is not intended to indicate future performance.




              12/31/97  12/31/98  12/31/99  12/29/00  12/31/01  12/31/02
NASDAQ Index     100.0     141.0     261.5     157.8     125.2      86.6
Russell 2000     100.0      97.5     118.2     114.6     117.4      93.4
Company. . .     100.0      55.2      66.4      65.2      36.4      62.0
Peer Group .     100.0      91.5      81.7      94.1     115.3     126.8



                             AUDIT COMMITTEE REPORT

     The following report was prepared for the period ending December 31, 2002 by B.K. Wesley Copeland, R. Francis DiPrete, and Daniel J. Haslinger, as members of the Company's Audit Committee during fiscal year 2002.

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. We meet with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action.

     The Directors who serve on the Committee are all "Independent" for purposes of the New York Stock Exchange listing standards. That is, the Board of Directors has determined that none of us has a relationship to the Company that may interfere with our independence from the Company and its management. The Audit Committee met four times during 2002.

     Management has primary responsibility of the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

     This year, we reviewed the Company's audited financial statements and met with both management and Hausser + Taylor, LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     We have received from and discussed with Hausser + Taylor, LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from the Company. We also discussed with Hausser + Taylor, LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     /s/  Daniel  J.  Haslinger,  Audit  Committee  Chairman
     ---------------------------
     /s/  B.K.  Wesley  Copeland,  Audit  Committee  Member (May 10, 2002 to the
     ----------------------------
present)
     /s/  R. Francis DiPrete, Audit Committee Member (January 1, 2002 to January
     ------------------------
13,  2003)


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J. Patrick Nicholson, a consultant to the Company, received fees of $54,000 in 2002 for consulting services pursuant to the terms of his Consulting Agreement dated December 2, 1999. Mr. Nicholson also received benefits of approximately $23,000 in 2002, including life insurance and medical benefit payments, pursuant to the terms of his Employment and Consulting Agreements dated December 2, 1999. In addition, loans totaling $1,700 were advanced between March and July 2002 to N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, increasing the balance owed the Company to $24,606 (the "Loans").

     Bobby B. Carroll, a consultant and sales representative to and Director of the Company, received fees of $60,000 in 2002 for consulting and sales assistance with the operations of the Company facilities located in Tennessee, North Carolina and South Carolina. Mr. Carroll's contract with the Company ended December 31, 2002.

     Michael Nicholson, the Chief Operating Officer and Director of the Company, was paid $90,430 and $90,480 in salary and bonuses, for 2002 and 2001, respectively. Mr. Nicholson is the son of J. Patrick Nicholson, former Chairman and Chief Executive Officer of the Company.

     In February 2003 the Company closed on an $845,000 credit facility with a local bank (the "Credit Facility"). This senior debt Credit Facility is comprised of a $295,000 four year term note at 7.5% and a line of credit up to $550,000 at Prime plus 1 1/2% and secured by a first lien on all assets of the Company. The Company will use the funds to refinance existing debt and to provide working capital. Previously, the Company had a $750,000 line of credit with another financial institution, secured by a $400,000 restricted certificate of deposit, required and held by this financial institution. Effectively, the former line of credit provided only $350,000 of additional working capital. The effective increase in the line will provide the Company with additional working capital, and the debt refinance will provide lower cost and longer term debt, improving cash flow. To secure the credit facility, the Company was required by the financial institution to obtain additional collateral of $100,000 from a real estate mortgage from a third party. J. Patrick Nicholson, former Chairman and Chief Executive Officer, and current consultant to the Company, Michael G. Nicholson, the Company's Chief Operating Officer and a director, Robert F.
Nicholson, a Company employee, and Timothy J. Nicholson, a Company employee ("the Nicholsons") collectively provided the $100,000 additional collateral. In exchange for their commitment, the Company has agreed to provide the Nicholsons the following: (1) an annual fee in an amount equal to two percent (2%) of the aggregate value of the mortgage or mortgages encumbering the additional collateral, which fee originally shall be $2,000.00 per annum; (2) interest at an annual rate of 5% of the aggregate value of the mortgage or mortgages encumbering the additional collateral beginning on the first anniversary date of the closing of the Credit Facility, and (3) grant, jointly, a warrant to acquire in the aggregate, 50,000 shares of the Company's voting Common Stock at a purchase price of $0.90 per share, which was the closing market price of the Company's Common Stock on the prior business day to the closing of the Credit
Facility. In addition, the Company granted to the Nicholsons a lien upon the Company's inventory and accounts receivable. This lien is subordinated to both existing liens on the Company's assets and all liens granted by the Company in favor of the financial institution providing the Credit Facility.

     As previously reported in a Form 8-K filed by the Company with the Securities Exchange Commission on August 29, 2003, on June 11, 2003, Strategic Asset Management, Inc. ("SAMI") filed suit in the Delaware Chancery Court against the Company and its Board of Directors (other than director R. Francis DiPrete, who is an officer and a member of the Board of Directors of SAMI). The action filed by SAMI was a stockholder's derivative suit seeking, among other things, to enjoin the Company from modifying the terms of J. Patrick Nicholson's then existing consulting agreement with the Company and further seeking Mr. Nicholson's termination. So as to provide time to resolve the matters raised in the lawsuit voluntarily and without incurring litigation costs, the parties consented to the entry of a preliminary injunction that provided that the Company would not enter into any new consulting agreement with Mr. Nicholson without SAMI's consent.

     At a special meeting held on July 28, 2003, the Board of Directors approved entering into a settlement agreement (the "Settlement Agreement") with SAMI, which the Company entered into as of August 1, 2003. A copy of this Settlement Agreement was attached as an exhibit to the Company's Form 8-K filed with the Securities Exchange Commission on August 29, 2003. The Settlement Agreement provides that, by a set date, either Mr. Nicholson, the Company and SAMI shall participate in a specially tailored arbitration proceeding to set the terms of Mr. Nicholson's compensation as a consultant to the Company or, if Mr. Nicholson would not agree to participate in the arbitration, that the Company would terminate Mr. Nicholson's previous consulting agreement for cause.

     The Settlement Agreement also requires the Company to reimburse SAMI for up to $100,000.00 in legal, accounting and consulting fees incurred by SAMI in connection with the lawsuit. The settlement further obligates the Company to issue SAMI a warrant to acquire up to 75,000 shares of the Common Stock of the Company at a purchase price per share of $.72. This price was determined based upon the closing trading price for the Company's Common Stock on the date that the parties reached oral agreement on the settlement terms. Mr. Nicholson is required to repay the Loans pursuant to the terms of the Settlement Agreement. The Settlement Agreement terms are subject to the Chancery Court's approval, which approval will not be obtained until after notice has been sent to all stockholders of the Company of their opportunity to raise objections to the settlement at a hearing to be held for such purpose. A draft of the notice to stockholders in connection with the settlement was filed with the Delaware Chancery Court on October 3, 2003. It will be distributed to stockholders after approval.

     Following the execution of the Settlement Agreement but prior to the initiation of the arbitration proceeding contemplated therein, the Company, SAMI and Mr. Nicholson agreed to determine the new terms of Mr. Nicholson's consultancy by agreement rather than arbitration. Mr. Nicholson executed a new consulting agreement with the Company on August 28, 2003. As previously noted in this proxy, a copy of this new consulting agreement was filed as an Exhibit to the Form 8-K filed by the Company with the Securities Exchange Commission on August 29, 2003.

                              INDEPENDENT AUDITORS

APPOINTMENT  OF  HAUSSER  +  TAYLOR,  LLP

     On  November  9,  1999,  at  a meeting of the Board of Directors, Hausser +
Taylor, LLP, was approved as the Company's engaged certifying independent accountant for the fiscal year ending December 31, 1999 and for each fiscal year thereafter.

     Hausser + Taylor, LLP has a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Hausser + Taylor, LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Hausser + Taylor, LLP. Hausser + Taylor, LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

AUDIT  FEES

     Audit services of Hausser + Taylor, LLP for the years ended December 31, 2001 and December 31, 2002 included the audit of the financial statements of the Company in the Annual Report to Stockholders for 2001 and 2002, respectively, and services related to quarterly filings with the Securities and Exchange Commission. Fees for these services totaled approximately $56,000 and $12,400, respectively, for the year ended December 31, 2001 and $62,300 and $12,000, respectively, for the year ended December 31, 2002 .

AUDIT  RELATED  FEES

     There were no fees billed for the years ended December 31, 2001 and December 31, 2002 for assurance and related services by Hausser + Taylor, LLP, that are reasonably related to the performance of the audit or review of the Company's financial statements.

TAX  FEES

     There were no fees billed for the years ended December 31, 2001 and December 31, 2002 for professional services rendered by Hausser + Taylor, LLP, for tax compliance, tax advice, and tax planning.

ALL  OTHER  FEES

     Hausser + Taylor, LLP also provided consultation and assistance on accounting related matters for the years ended December 31, 2001 and December 31, 2002. Fees for these services totaled approximately $2,700 and $2,400 for the years ended December 31, 2001 and December 31, 2002, respectively.


              PROPOSAL 2 - CHANGES TO CLASSIFIED BOARD OF DIRECTORS

AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO (a) DECREASE THE NUMBER OF CLASSES OF THE COMPANY'S CLASSIFIED BOARD OF DIRECTORS FROM THREE TO TWO AND (b) DESIGNATE PERSONS TO SERVE AS DIRECTORS IN TWO CLASSES

     Currently, the Company's Amended and Restated Certificate of Incorporation and Bylaws provide for three classes of directors (designated as the "Class I Directors," the "Class II Directors" and the "Class III Directors"), with each class being up for election every third year. The Class I and Class II Directors each comprise three directors, while the Class III Directors comprise two directors and have one vacancy. Holders of the Company's Series A Preferred Stock have the right to elect one of the Class I Directors. The Board of Directors has unanimously approved and recommended for stockholder approval an amendment to the Company's Amended and Restated Certificate of Incorporation and Bylaws which would reclassify the Board into two classes and make certain related changes (the "Certificate Amendment" and the "Bylaws Amendment"). Under Delaware law, the Certificate Amendment would become effective upon filing the Certificate Amendment with the Secretary of State of the State of Delaware. The background, reasons and effect to the proposal are set forth below, followed by a more detailed description of the proposal and how it would operate. The full text of the Certificate Amendment and the Bylaws Amendment are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

     If the Certificate Amendment and the Bylaws Amendment are approved, the following directors will serve in the classes indicated below:





CLASS I                    CLASS II
-------------------  --------------------

Francis DiPrete . .  Terry J. Logan
Daniel J. Haslinger  Michael G. Nicholson
                     Brian P. Burns
                     Phillip Levin



     The vacancy that was previously in Class III will continue in the new Class I until the Board of Directors fill the vacancy by a majority vote of the directors. The new Class I Directors' term would expire in 2005 and the new Class II Directors' term would expire in 2004. Additional information regarding each of the directors is set forth in Proposal 1 under the caption "Management."

     The Board of Directors of the Company commenced informal discussions regarding the potential reduction in the number of classes of directors of the Board of Directors of the Company in January of 2003. These discussions were prompted, in part, by the general belief among members of the Board of Directors of the Company that, in the climate created following the federal government's adoption of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder, a reduction in the number of classes of directors, from three to two, and the related reduction in the length of their terms, from three years to two years, would make the directors more accountable to the stockholders and potentially more responsive to their needs and desires. Under the Company's existing system for electing members of the Board of Directors, three directors are elected by all of the stockholders each year to hold office for a term of three years. Under such a system, stockholders of the Company are unlikely to be able to replace a majority of the members of the Board of Directors without waiting at least two years to do so. Under the proposed amendment, stockholders of the Company would be able to elect a majority of the members of the Board during each even numbered year while still electing a significant number of directors in odd numbered years.

     Stockholders should note, however, that the reduction in the number of classes and length of terms of directors also will have the effect of making it easier for a third party to cause a change in control, or takeover, of the Company. A change in control of the Company would occur when, for example, there is a change in the identity of a majority of the members of the Board of Directors of the Company. When a company has a nine member board of directors that is divided into three different classes, each of which is elected once every three years, a third party generally cannot obtain control over a majority of the seats on the Board of Directors without engaging in at least two proxy contests with the Company. Under the proposed amendment, a third party would be able to obtain control over a majority of the seats on the Board of Directors of the Company in a single year and as a result of the issuance and delivery to the stockholder of a single opposition proxy statement. The Board of Directors of the Company believes, however, that the interests of the stockholders of the Company are better served by facilitating, rather than hindering, potential changes in control. Accordingly, the Board of Directors of the Company encourages you to vote in favor of Proposal Two.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is required for approval of the Certificate Amendment and the Bylaws Amendment. As a result, abstentions and broker non-votes will have the same effect as votes against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED CERTIFICATE AMENDMENT AND BYLAWS AMENDMENT.

                  PROPOSAL 3 - REDUCTION IN NUMBER OF DIRECTORS

     AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE NUMBER OF DIRECTORS FROM NINE TO SEVEN

     Currently, the Company's Certificate of Incorporation provides for a Board of Directors consisting of nine directors, with the Board having the power to increase the number of directors to a maximum of 12 directors. The Board of Directors has approved and recommended for stockholder approval the Certificate Amendment which would provide that the number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors to a number no less than seven and no more than nine.

     The Board of Directors of the Company commenced informal discussions regarding the potential reduction in the size of the Board of Directors of the Company in January of 2003. These discussions were prompted, in part, by the general belief among members of the Board of Directors of the Company that, in the climate created following the federal government's adoption of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder that it would be more difficult and more expensive then in the past for the Company to find qualified directors. Accordingly, it would be easier for the Company to fill vacancies on the Board of Directors with qualified individuals if the number of seats were reduced from nine to seven. The reduction also was motivated by the Board's belief that, given the current size of the Company, in terms of the number of employees, the volume of its sales and the level of its profits, a smaller Board of Directors would be adequate to address the managerial requirements of the Company. Finally, the Board of Directors of the Company believes that investing directorial authority and obligations in a smaller number of individuals may develop a closer connection to the Company and its executive officers, and thereby manage the affairs of the Company more effectively.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting is required for approval of the Certificate Amendment. As a result, abstentions and broker non-votes will have the same effect as votes against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED CERTIFICATE AMENDMENT.


          PROPOSAL 4 - APPROVAL OF THE N-VIRO INTERNATIONAL CORPORATION
                             2003 STOCK OPTION PLAN

     The Board of Directors adopted the N-Viro International Corporation 2003 Stock Option Plan (the "2003 Plan") on September 8, 2003, subject to stockholder approval, and the 2003 Plan will become effective when stockholder approval is obtained. The material terms of the 2003 Plan are summarized below and are qualified in their entirety by the terms of the 2003 Plan, which is attached at Appendix C to this Proxy Statement.

GENERAL

     The Board of Directors has recently adopted the 2003 Plan to provide for the grant of stock options and restricted stock to key employees, officers, consultants and non-employee directors of the Company and its subsidiaries. The Company currently has no plan in effect which provides for the grant of stock options or restricted stock to any of such persons. The Company's most recent plan, the 1998 Amended and Restated Stock Option Plan (the "1998 Plan"), terminated according to its terms on May 10, 2003, so no further grants may be made under that plan. The termination of the 1998 Plan did not affect awards previously granted under the 1998 Plan, and previously granted awards will continue to be governed by the terms of the 1998 Plan.

     The 2003 Plan provides for the grant of awards with respect to a maximum of 1,000,000 shares of Common Stock, plus an additional 27,300 shares of Common Stock reserved but not yet used to grant stock option grants to non-employee directors under the Company's 1998 Plan at the time of its termination. The 2003 Plan is attached to this Proxy Statement as Appendix C, and the summary of the 2003 Plan set forth in this Proxy Statement is qualified in its entirety by reference to the 2003 Plan. The purposes of stockholder approval of the 2003 Plan are:

- to permit the stock options granted under the 2003 Plan to qualify for incentive stock option treatment under Section 422 of the Internal Revenue Code 1986, as amended (the "Code"); and

- to satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code.

     As of the date of this Proxy Statement, no awards have been granted under the 2003 Plan, provided, however, that upon approval of the 2003 Plan the Company shall grant 50,000 options to Michael Nicholson under the terms of his Employment Agreement dated June 6, 2003 and filed as an Exhibit to the Form 8-K filed with the Securities and Exchange Commission on June 10, 2003. Because these options will not be granted until the 2003 Plan is approved on November 13, 2003, but will be priced on June 6, 2003, the Company may be required to take a charge to earnings estimated to be approximately $100,000, based on current market price and historical pricing methods. At this time, it is not known if any other employees will receive grants under the 2003 Plan or the number of shares that will be covered by any such grants. Such determinations will be made from time to time by the administrator.

PURPOSE  OF  THE  2003  PLAN

     The purpose of the 2003 Plan is to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Company to expand and improve the profits and prosperity of the Company.

ADMINISTRATION  AND  DURATION  OF  THE  2003  PLAN

     The 2003 Plan is administered by the Board of Directors, unless the Board delegates its authority to a committee appointed by the Board, provided that all grants to persons who qualify as "named executive officers" under Regulation S-K of the Securities and Exchange Commission, may only be delegated to a committee that is comprised only of directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" within the meaning of the Internal Revenue Code Section 162(m) and the regulations promulgated under such section. The administrator of the 2003 Plan is authorized, subject to the provisions of the 2003 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2003 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2003 Plan and plan awards as it may deem necessary or advisable. The 2003 Plan will have a duration of 10 years from the date that the Board of Directors adopted the plan. Accordingly, the 2003 Plan will terminate on September 8, 2013, unless sooner terminated by the Board. Upon such termination, the outstanding awards granted under the 2003 Plan will remain in effect until their exercise, expiration, or termination. The Board may at any time terminate the 2003 Plan, or amend the 2003 Plan as it deems advisable. Stockholder approval will be required for any amendment for which stockholder approval is required under Section 422 of the Code or the rules of an stock exchange on which the Company's common stock is listed.

TYPES  OF  AWARDS

     The 2003 Plan provides for certain automatic grants to non-employee directors of options to purchase shares of Common Stock of the Company (as described below), and authorizes the administrator to grant awards to other eligible participants in the form of shares of Common Stock of the Company which will be subject to being forfeited by the participant during a specific period of time if certain conditions are not met during such period, which is referred to as restricted stock, as well as options to purchase Common Stock of the Company. The participants to whom plan awards are granted by the administrator and the terms of the awards granted, including the number of shares of Common Stock subject to such awards, are within the discretion of the administrator, subject to the terms and conditions set forth in the 2003 Plan.

     Options to Purchase Common Stock. Stock option awards under the 2003 Plan may be in the form of "incentive stock options," which are options that meet the requirements of Section 422 of the Code, or "nonqualified stock options," which are options that do not meet such requirements. Except for incentive stock options granted to stockholders owning more than 10% of the voting power of all classes of the Company's capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2003 Plan, as determined by the administrator, will be an amount not less than 100% of the fair market value of a share of Common Stock on the date that the option is granted. For purposes of the 2003 Plan, if the Common Stock is publicly traded, the "fair market value" of a share of common stock is determined by reference to the closing prices or to the mean between the closing dealer bid and asked prices for the Common Stock, as reported on any stock exchange on which the common stock is then traded, on the preceding business day on which such prices were quoted. For periods in which no trades or quotations have been reported for at least five (5) business days, the fair market value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Board or committee may deem to be an appropriate method of estimating the current market value. As to nonqualified stock options granted under the 2003 Plan, the per share exercise price of such options will also be at least 100% of the fair market value of a share of Common Stock on the date of grant, with the exception of the replacement stock options being granted to non-employee directors on the date the 2003 Plan is approved by the stockholders, as described below under the heading"Replacement Options for Non-Employee Directors."

     The term of each option awarded by the administrator will be determined by the administrator, but in no event in excess of 10 years from the date of its grant. Payment of the option price may be made in cash or by check, or, if approved by the administrator, by delivery of shares of Common Stock owned by the participant for at least six months which are equivalent in fair market value to the option price, or by a combination of cash and shares of Common Stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. Subject to the terms of each stock option agreement, options granted under the 2003 Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of Common Stock being purchased.

     Automatic Option Awards for Non-Employee Directors. Each non-employee Director who attends a regular meeting of the Board will automatically be granted a nonqualified stock option to purchase 2,500 shares of Common Stock of the Company, effective as of the date of the Board meeting. Each non-employee director who attends a special meeting of the Board will automatically be granted a non-qualified stock option to purchase 1,250 shares of Common Stock of the Company effective as of the date of the Board meeting, provided that the options granted to a non-employee director during a single calendar are to be limited to options to purchase a maximum of 15,000 shares. The exercise price for each option will be equal to the fair market value of the Common Stock on the meeting date, or if the meeting is not held on a business day, the preceding business day. Each option will become exercisable six (6) months after the date of grant, and will have a 10-year term.

     Replacement Options for Non-Employee Directors. Upon approval of the 2003 Plan by the stockholders, each non-employee director who attended meetings of the Board after May 9, 2002 and before May 10, 2003 will be granted additional non-statutory options. These options are intended to replace certain stock options the non-employee directors would have been granted automatically under the terms of the Company's 1998 Plan had the 2003 Annual Meeting of Stockholders been held before the 1998 Plan expired by its terms in May 2003. Under the terms of the 1998 Plan, the options these non-employee directors were to receive as compensation for attending meetings of the Board during 2002 and the first portion of 2003 were to be granted at the time of the 2003 Annual Meeting of Stockholders. Since the 1998 Plan terminated by its terms before the date of the 2003 Annual Meeting, these non-employee directors could not be granted stock options under the 1998 Plan. The 2003 Plan therefore provides for replacement options equivalent to the stock options these non-employee directors would have received under the 1998 Plan had the 2003 Annual Meeting been held in May 2003. The exercise price for these options will be $0.80 per share, the fair market value of the Common Stock on May 8, 2003. These options will not be granted until the 2003 Plan is approved on November 13, 2003 at the 2003 Annual Meeting, but will be priced on May 8, 2003.Because these options will not be granted until the 2003 Plan is approved on November 13, 2003, but will be priced on May 8, 2003, the Company may be required to take a charge to earnings estimated to be approximately $55,000, based on current market price and historical pricing methods. These options will become exercisable six months after that date, and will expire on the 10th anniversary of that date.

     Restricted Shares. The administrator may make awards to participants of shares of restricted stock, that is Common Stock of the Company which will be subject to being forfeited by the participant during a specific period of time if certain conditions are not met during such period. At the time of the award, the administrator will cause the Company to deliver to the participant a restricted share agreement specifying the terms of such award, as determined by the administrator. Upon the execution of the restricted share agreement by the participant, and the payment of the purchase price for the restricted shares set forth therein, if any, the Board of Directors will cause the Company to issue a certificate or certificates for such restricted shares, registered in the name of the participant. During the period when the shares of stock will be subject to being forfeited by the participant, the Company will retain custody of the stock certificate.

     During the restriction period, which period may not be less than six (6) months, the participant will not be permitted to sell, transfer, pledge or assign the restricted shares. The restricted shares will constitute issued and outstanding shares of Common Stock for all corporate purposes, and except as provided below, the participant may have with respect to the restricted shares all of the rights of a stockholder of the Company, including the right to vote such restricted shares, to receive and retain all regular cash dividends, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that:

- the participant will not be entitled to delivery of the stock until the restriction period has ended;

- other than regular cash dividends, the Company will retain custody of all distributions made or declared with respect to the restricted shares until such time as the restriction period has ended;

- the participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the restricted shares or any retained distributions during the restriction period; and

- a breach of any restrictions, terms or conditions provided in the restricted share agreement or established by the administrator with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

SHARES  SUBJECT  TO  AWARDS

     Subject to adjustment as provided in the 2003 Plan, the number of shares of Common Stock that may be issued by outstanding awards granted under the 2003 Plan will not in the aggregate exceed 1,027,300, which may be original issue shares, treasury shares, or a combination thereof. Of these shares, 27,300 shares represent shares of Common Stock previously reserved for issuance under the 1998 Plan, but never used under the 1998 Plan because stock options were not issued to non-employee directors in May 2003 for attending Board meetings after May 2002 (as described above under the heading"Replacement Options for Non-Employee Directors").To the extent that awards granted under the 2003 Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2003 Plan. Provision is made under the 2003 Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2003 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

ELIGIBILITY  AND  EXTENT  OF  PARTICIPATION

     In addition to the non-employee directors of the Company, all employees of the Company and its subsidiaries who are designated by the administrator for participation in the plan are eligible to receive awards under the 2003 Plan. As of the date hereof, there were approximately 16 individuals employed by the Company and its subsidiaries who are eligible to participate in the 2003 Plan. However, no incentive stock option will be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. The administrator may also, in the exercise of its discretion, grant awards under the 2003 Plan to consultants who are not employees, except that incentive stock options may not be granted to such non-employees. An incentive stock option will be granted under the 2003 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the common stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000. No participant in the 2003 Plan is eligible to receive awards relating to options to purchase more than 75,000 shares of Common Stock under the 2003 Plan during any calendar year, provided, further that all participants under the 2003 Plan may not receive awards relating to options to purchase more than 200,000 shares of Common Stock under the 2003 Plan during any calendar year.

LIMITATIONS  ON TRANSFERABILITY AND EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT

     Except as otherwise provided by the administrator, awards granted under the 2003 Plan are generally not transferable other than by will or by the laws of descent and distribution. The administrator will determine, either in an award agreement or otherwise, the extent to which an award may be exercised subsequent to the death of the employee or the termination of the employee's employment. However, any incentive stock options granted under the 2003 Plan must terminate not later than three months after the participant's termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant's termination of employment as a result of disability. With respect to restricted stock, upon the termination of the participant's employment during the restriction period, all restricted shares with respect to which the restrictions have not yet expired will be forfeited to the Company; provided that in the event of a participant's retirement, permanent total disability, or death, or in cases of special circumstances, the administrator may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's restricted stock.

CHANGE  IN  CONTROL

     In the event of a pending or threatened change in control of the Company (as defined in the Plan) that has not been approved by the Board of Directors, the administrator may, in its sole discretion, take any one or more of the following actions with respect to participants in the Plan:

- accelerate the exercise dates of any outstanding options and make all outstanding options fully vested and exercisable;

- determine that all or any portion of conditions associated with a restricted stock award have been met;

-     grant  a  cash  bonus  award to any of the holders of outstanding options;

- pay cash to any or all option holders in exchange for the cancellation of their outstanding nonstatutory options or unvested restricted stock awards;

- make any other adjustments or amendments to the 2003 Plan and outstanding options, restricted stock awards and/or substitute new options or other awards.

FEDERAL  INCOME  TAX  CONSIDERATIONS

     Incentive Stock Options. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

     Nonqualified Stock Options. Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.

     Restricted Stock Awards. The value of the shares of Common Stock underlying a restricted stock award, less the amount paid for the shares, if any, is taxable as ordinary income to the participant. Generally, such amount will not be taxed until the restrictions lapse, unless the participant makes an election under Section 83(b) of the Code to have the amount taxed at the time of the award. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as income by the participant.

     Compliance with Section 162(m). The 2003 Plan should allow certain stock options and restricted stock awards to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the administrator may, from time to time, award compensation that is not deductible under Section 162(m).

     The approval of the 2003 Plan requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE N-VIRO INTERNATIONAL CORPORATION 2003 STOCK OPTION PLAN, AND URGES EACH STOCKHOLDER TO VOTE "FOR" APPROVAL OF THE 2003 PLAN.


      PROPOSAL 5 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of Hausser + Taylor, LLP served as independent auditors of the Company for the year ended December 31, 2002 and has been selected by the Company to serve as its independent auditors for the year ending December 31, 2003. Hausser + Taylor, LLP became the Company's independent auditors on November 9, 1999, succeeding McGladrey & Pullen, LLP which served as the Company's independent auditors of the Company since January 10, 1996. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2004 because of the difficulty and expense of making such a substitution. A representative of Hausser + Taylor, LLP, is expected to attend the Annual Meeting and will be available to respond to appropriate questions. That representative will have the opportunity to make a statement if he or she desires to do so.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF HAUSSER + TAYLOR, LLP.


  PROPOSAL 6 - APPROVAL OF COMPENSATION ARRANGEMENT FOR NON-EMPLOYEE DIRECTORS

     At a meeting of the Board of Directors of the Company held on September 8, 2003, the Board approved a new compensation arrangement for members of the Board of Directors of the Company who are not employees of the Company. In order to be effective, the new compensation arrangement must be approved by the stockholders of the Company at the annual meeting of the Company to be held on November 13, 2003.

     Under the terms of the proposed new compensation arrangement, non-employee directors of the Company would receive both cash compensation and stock options in exchange for their service on the Board of Directors of the Company. The cash compensation proposed to be paid to non-employee directors of the Company consists of a payment to each non-employee director of $1,000.00 per regularly scheduled board meeting and $500.00 for each special meeting of the Board of Directors attended by each director during each calendar year. At present, the Company has four regularly scheduled board meetings during each calendar year. Under the existing compensation arrangement for non-employee directors of the Company, the directors do not receive any cash compensation in exchange for their service.

     With respect to the stock options to be awarded to non-employee members of the Board of Directors of the Company, the new compensation arrangement calls for the grant to each non-employee director of the Company of an option to acquire 2,500 shares of the Common Stock of the Company for each regular meeting of the Board of Directors of the Company and 1,250 shares of Common Stock of the Company for each special meeting of the Board of Directors of the Company attended by each director during each calendar year, subject to a maximum grant of options to any single director in a given year under the compensation plan of 15,000 shares of Common Stock of the Company. The exercise price for all of the shares of Common Stock of the Company subject to the options awarded to each director would be determined based upon the closing price for the shares of Common Stock on the day of the meeting with respect to which such option shares are awarded, if a business day, and if not, then the price in effect on the preceding business day. Under the terms of the existing compensation arrangement for non-employee members of the Board of Directors of the Company, such individuals receive a grant of an option to acquire 700 shares of Common Stock of the Company for each regular and special meeting attended by such persons and the exercise price with respect to all such shares is determined based upon the closing trading price of the Common Stock as of the date after the annual meeting of stockholders of the Company.

     Stockholders of the Company should note that the proposed plan of compensation for non-employee directors of the Company involves a significant increase in the amount of compensation to be paid to non-employee directors. The Board of Directors of the Company believes that such an increase is justified and necessary in light of the heightened responsibilities of directors in general, and non-employee directors in particular under the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder by the Securities
Exchange Commission and in light of the existing regulatory and investigatory climate confronting both small and large public companies. The Board of Directors of the Company believes that the Company needs to increase the amount of compensation to be paid to non-employee directors of the Company in order to attract a sufficient number of qualified individuals to serve on the Board of Directors of the Company as well as to compensate such individuals fairly for their time and effort on behalf of the stockholders of the Company. The Board of Directors of the Company further believes that the proposed compensation to be paid to non-employee directors of the Company is reasonable when compared to the amounts presently paid by other public companies, both large and small, including competitors of the Company, to their non-employee directors.

     The approval of the new compensation arrangement for non-employee directors of the Company requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE NEW COMPENSATION ARRANGEMENT FOR NON-EMPLOYEE DIRECTORS OF THE COMPANY.

                                  OTHER MATTERS

     The Company is not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.

     STOCKHOLDERS'  PROPOSALS  FOR  NEXT  ANNUAL  MEETING

     The Board of Directors requests that any stockholder proposals intended for inclusion in the Company's proxy materials for the 2004 Annual Meeting be submitted to James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, in writing no later than January 15, 2004. Unless the Company has been given written notice by January 15, 2004 of a stockholder proposal to be presented at the 2004 Annual Meeting other than by means of inclusion in the Company's proxy materials for the meeting, persons named in the proxies solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS



                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                      Appendix A
                                AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        N-VIRO INTERNATIONAL CORPORATION

It  is  hereby  certified  that:
1.     The  name  of  the corporation (hereinafter called the "Corporation") is:
                        N-VIRO INTERNATIONAL CORPORATION
2. This Amendment to the Corporation's Amended and Restated Certificate of Incorporation hereby amends Article FIVE, Section 1, of the Amended and Restated Certificate of Incorporation of the Corporation as set forth herein.
3. Article FIVE, Section 1, is hereby deleted in its entirety and the following shall be inserted herein:
                                  ARTICLE FIVE
1.     BOARD  OF  DIRECTORS
The number of Directors shall initially be seven (7); provided, however, that such number of Directors may from time to time be increased and decreased by a duly adopted resolution of the Board but shall in no event be reduced to less than seven (7) nor increased to more than nine (9). The Board of Directors shall be divided into two classes (designated as "Class One Directors" and "Class Two Directors"), as nearly equal in number as the then total number of Directors constituting the entire Board permits, with the term of office of one class expiring each year. The initial Class One Directors shall consist of four
(4) Directors and shall hold office for a term expiring at the 2005 annual meeting of stockholders and the initial Class Two Directors shall consist of three (3) Directors and shall hold office for a term expiring at the 2004 annual meeting of stockholders, with the members of each class of Directors to hold office until their successors shall be elected and qualified, subject to prior death, retirement, resignation or removal. At each such annual meeting of stockholders and at each annual meeting thereafter, successors to the class of Directors whose term expires at that meeting shall be elected and qualified, subject to prior death, retirement, resignation or removal. At each annual meeting of stockholders at which a quorum is present, the persons receiving a plurality of the votes cast shall be Directors. No Director or class of Directors may be removed from office by a vote of the stockholders at any time except for cause. Election of Directors need not be by written ballot unless the Bylaws of the Corporation so provide.
4. This Amendment to the Restated Certificate of Incorporation has been duly adopted by the required vote of stockholders in accordance with Section 242 of the General Corporation Law of Delaware.
5. This Amendment to the Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors in accordance with Section 242 of the General Corporation Law of the State of Delaware.
Signed  and  attested  to  on  _______________,  2003.

By:
     Terry  J.  Logan,  Chief  Executive  Officer

ATTEST:

James  K.  McHugh,  Secretary

                                                                      Appendix B

                               AMENDMENT TO BYLAWS
                                       OF
                        N-VIRO INTERNATIONAL CORPORATION

The undersigned, constituting all of the directors of N-Viro International Corporation, a Delaware corporation (the "Corporation"), hereby amends Article
II, Section I of the Bylaws of the corporation and adds Article VIII to the Bylaws to read as follows:
                                   ARTICLE II
     Section 1. Number and Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, none of whom need to be stockholders of the Corporation. The number of Directors constituting the Board of Directors shall be fixed from time to time by resolution passed by a majority of the Board of Directors. The Directors shall be classified with respect to the time for which they shall severally hold office into two (2) classes as nearly equal in number as possible. Except as hereinafter otherwise provided for the filling of vacancies, the Class I Directors shall hold office for an initial term expiring at the 2004 annual meeting of stockholders and the Class II Directors shall hold office for an initial term expiring at the 2005 annual meeting of stockholders, with the members of each class of Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation, removal, retirement or death. Thereafter at each annual meeting of stockholders, the successors to the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the second year following the year of their election and until their respective successors have been duly elected and qualified or until their earlier resignation, removal, retirement or death.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ___ day of ______, 2003.

"DIRECTORS"



Terry  J.  Logan            Michael  G.  Nicholson



Phillip  Levin              R.  Francis  DiPrete



B.K.  Wesley  Copeland      Bobby  B.  Carroll



Daniel  J.  Haslinger       Brian  P.  Burns

                                                                      Appendix C

                        N-VIRO INTERNATIONAL CORPORATION
                             2003 STOCK OPTION PLAN
                             ----------------------


I.     PURPOSE.

          The purpose of this N-Viro International Corporation 2003 Stock Option Plan is to enable N-Viro International Corporation (the "Corporation") to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Corporation to expand and improve the profits and prosperity of the Corporation.
          The Stock Option Plan was approved by the Board of Directors on September 8, 2003, and is being submitted for approval by the Corporation's stockholders at the Annual Meeting of Stockholders scheduled for November 13, 2003.

II.     DEFINITIONS.

          The  following  terms  shall  have  the  meanings  shown:

     2.1 "Board of Directors" shall mean the Board of Directors of the Corporation.

     2.2     "Change  of Control" shall mean any event described in Section 8.1.

     2.3 "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

     2.4 " Committee" shall mean the Compensation Committee of the Board of Directors, or such other Committee as the Board may appoint to administer this Plan. Grants to Named Executive Officers shall be approved by the Committee only if all members of the Committee are directors who qualify as "non-employee directors" of the Corporation within the meaning of Rule 16b-3 and as "outside directors" within the meaning of Treasury Regulation 1.162-27(e)(3).

     2.5 "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation, except as provided in Section 7.2 of the Plan.

     2.6 "Consultant" shall mean any individual engaged to perform services for the Corporation or any of its Subsidiaries on a regular and on-going basis who is not a common law employee of the Corporation.

     2.7 "Date of Grant" shall mean the date specified by the Committee on which a grant of Options, or a grant or sale of Restricted Shares, shall become effective. The Date of Grant shall not be earlier than the date on which the Committee takes action with respect thereto.

     2.8 "Employee" means any person performing services for the Corporation or any Subsidiary as a common law employee. The Committee may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, as long as he or she could properly be classified as a common law employee of the Corporation or a Subsidiary for payroll tax purposes.

     2.9 "Fair Market Value" shall mean the fair market value of a share of Common Stock of the Corporation as determined by the Committee. For periods when the Common Stock is publicly traded, this shall be determined by reference to the closing prices or to the mean between the closing dealer bid and asked prices for the Common Stock, as reported on any stock exchange on which the Common Stock is then traded, on the preceding business day on which such prices were quoted. For periods in which no trades or quotations have been reported for at least five (5) business days, the Fair Market Value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Committee may deem to be an appropriate method of estimating the current market value.

     2.10 "ISOs" shall mean stock options granted by the Corporation which are intended to qualify as incentive stock options under Section 422 of the Code.

     2.11 "Named Executive Officer" shall mean the Corporation's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules of Item 402 of Regulation S-K under the Securities Exchange Act of 1934.

     2.12 "Nonemployee Director" shall mean a member of the Board of Directors who is not an employee or Consultant of the Corporation or any Subsidiary.

     2.13 "Nonstatutory Options" shall mean stock options which are not intended to qualify as ISOs.

     2.14 "Option Agreement" shall mean a written agreement between the Corporation and a Participant who has been granted Options under this Plan.

     2.15 "Option Price" shall mean, with respect to any Option, the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.

     2.16 "Options" shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

     2.17 "Participant" shall mean any current or former employee, Consultant or director of the Corporation or a Subsidiary who has been granted Options or Restricted Stock under the terms of this Plan.

     2.18 "Plan" shall mean this N-Viro International Corporation 2003 Stock Option Plan, as the same may be amended from time to time.

     2.19 "Restricted Stock" shall mean shares of Common Stock that are issued to eligible officers, key employees, directors, or Consultants of the Corporation or its Subsidiaries and made subject to restrictions in accordance with Article V of the Plan.

     2.20 "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended from time to time.

     2.21 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section  425(f)  of  the  Code.

     2.22 "Ten Percent Stockholder" shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Corporation.

III.     ELIGIBILITY.

     3.1 Key Employees. The Committee may grant Options and/or awards of Restricted Stock under this Plan to any officer, or other key employee of the Corporation or of any Subsidiary. In granting such awards and determining their form and amount, the Committee shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Committee may, in its discretion, deem relevant.

          The Committee may also grant Options or awards of Restricted Stock to Consultants. In granting such awards and determining their form and amount, the Committee shall consider the extent of the individual's relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Committee may, in its discretion, deem to be relevant.

     3.2 Named Executive Officers. Notwithstanding Section 3.1, no Named Executive Officer shall be granted Options or awards of Restricted Stock unless the grant has been approved in advance by the Compensation Committee of the Board of Directors or another Committee satisfying the requirements stated in
Section  2.4.

     3.3 Directors. Members of the Board of Directors who are officers or Consultants of the Corporation shall be eligible for Options or other awards under this Plan on the same terms as other officers. Other members of the Board of Directors shall be eligible for Options or Restricted Stock Awards only to the extent specified in this Section 3.3, as it may be amended from time to time by the Board of Directors.

     Each Non-Employee Director who attends at least one of the four regularly scheduled meetings of the Board for each year shall automatically be granted Nonstatutory Options to purchase 2,500 shares of Common Stock for each such meeting attended during the year. In addition, each Non-Employee Director who attends a special meeting of the Board shall automatically be granted Nonstatutory Options to purchase 1,250 shares of Common Stock for each special meeting of the Board attended; provided that the maximum number of shares with respect to which a Non-Employee Director may be granted Options for attending Board meetings during any single calendar year shall be limited to 15,000 shares of Common Stock (not including any Option granted pursuant to the following paragraph). Options granted to a Non-Employee Director for attending Board meetings shall be granted on the date of the meeting, and the Option Price for all such Options shall be equal to the Fair Market Value of the Common Stock on that date. These Options shall first become exercisable six (6) months after the Date of Grant.

     In addition, each Non-Employee Director who was a member of the Board of Directors at any time between May 10, 2002 and May 8, 2003 shall be granted on the date this Plan is approved by the Company's stockholders Nonstatutory Stock Options with respect to 700 shares multiplied by the number of meetings of the Board of Directors such Non-Employee Director attended between May 10, 2002 and May 8, 2003, each at an Option Price equal to the Fair Market Value of the Company's Common Stock on May 8, 2003. Each such Option shall vest on November 8, 2003 and shall expire on May 8, 2013 (if not exercised or terminated at any earlier date). These Nonstatutory Stock Options are intended to replace the stock options that would have been automatically granted to these Non-Employee Directors under the terms of the Company's 1998 Amended and Restated Stock Option Plan had the 2003 Annual Stockholders Meeting been held as originally scheduled on May 8, 2003, and each such grant is expressly conditioned on the Non-Employee Director's waiver of any claim to receive stock options under
Section 3.3 of such 1998 Plan for attending Board meetings held after May 9, 2002.


IV.     OPTIONS.

     4.1 Terms and Conditions. The Committee may, in its sole discretion, from time to time grant Options to any officer, key employee or Consultant of the Corporation or any one of its Subsidiaries. The grant of an Option to an eligible officer, employee or Consultant shall be evidenced by a written Option Agreement in substantially the form approved by the Committee. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee (or, in the case of a Named Executive Officer, the Compensation Committee) may deem appropriate.

          (a) Shares Covered. The Committee shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any employee during any one calendar year is 75,000 shares.

          (b) Exercise Period. The term of each Option shall be for such period as the Committee shall determine, but for not more than ten years from the Date of Grant thereof. The Committee shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The Committee shall have the discretion to prescribe such vesting schedules based on achievement of corporate or individual performance targets as it may deem to be appropriate, in addition to vesting schedules based upon periods of continued employment. If no other vesting schedule is specified by the Committee, a grant of Options shall vest and become exercisable in five
(5) equal annual installments, with successive installments vesting, on the Date of Grant and the first four anniversaries of the Date of Grant.

          (c) Option Price. The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Common Stock on the Date of Grant (except as specifically provided in Section 3.3 above).

          (d) Exercise of Options. A Participant may exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation's tax withholding obligations pursuant to Article VI.

          (e) Payment of Option Price Upon Exercise. Each Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised may be paid to the Corporation at the time of exercise. This payment generally must be made in the form of cash. Alternatively, the Corporation may accept as payment of the Option Price:

     (1) delivery of stock certificates for whole shares of Common Stock already owned by the Participant for at least six months (at the time of exercise), valued at their Fair Market Value on the business day immediately preceding the date of exercise;

               (2) delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account;

     (3) an instruction to withhold as payment of the Option Price a portion of the shares of Common Stock issuable under the Option with a Fair Market Value (valued as of the business day immediately preceding the date of exercise) equal to the Option Price (provided that the amount paid in cash shall not be less than the par value of the shares issuable upon such exercise); or

     (4) any combination of the above methods equal to the total Option Price for the shares.

provided that, the Corporation may refuse to accept any such alternative method of payment of the Option Price to the extent it determines in good faith that such method of exercise would violate the federal securities laws, including
Rule 16b-3, Section 402 of the Sarbanes-Oxley Act or rules regulating margin loans.

     4.2     Effect  of  Termination  of  Employment,  Retirement, Disability or
Death.

          (a) If a Participant's employment (or other relationship, in the case of a Consultant or Director) with the Corporation is involuntarily terminated, or is terminated by the Participant without the Corporation's express consent, for any reason other than retirement, disability or death, his or her unvested Options shall terminate upon the date of the termination of employment, unless the Committee decides, in its sole discretion, to waive this termination and causes the Participant's Option Agreement to provide for an extended exercise period after such termination.

          (b) Any Option Agreement may include such provisions as the Committee deems advisable with respect to the Participant's right to exercise his or her vested Options subsequent to termination of employment, provided that if the Participant's Option Agreement contains no other provision on this point, the Participant's right to exercise the vested Options shall terminate ninety
(90) days after the date of termination of the Participant's employment. No ISO shall be exercisable at any time more than ninety (90) days after the date of termination of employment, except as provided in Section 4.2(c) or (d).

          (c)     Option  Agreements  may  provide  for  an  extended  period of continued exercisibility following the Participant's retirement or other termination with the consent of the Corporation, or subsequent to termination of the Participant's employment by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code); provided, that, in no event shall
                                               --------
any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b). No ISO shall be exercisable at any time subsequent to the expiration of the period of ninety
(90)  days  from  the date of termination of employment, or the period of twelve
(12) months from the date of termination of the Participant's employment (or other relationship with the Corporation) by reason of total and permanent disability, as the case may be. A termination of employment shall be considered retirement if the Participant has reached normal retirement age under the Corporation's retirement plan, or as otherwise mutually agreed by the Participant and the Committee.

          (d) Any Option Agreement may, in the Board of Director's sole discretion, provide that, in the event the Participant dies while in the employ of the Corporation (or while serving as an active Consultant), or while he or she has the right to exercise his or her Options under the preceding Sections 4.2(b) or (c), the Options may be exercised (to the extent it had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Board of Directors deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

          (e) For purposes of this Section 4.2, a Participant's employment with the Corporation shall be considered to terminate on the last day for which the Participant is paid through the Corporation's payroll, unless the Committee expressly determines that another date should be used as the date of termination of employment. The Committee shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary. Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary. In addition, the Committee shall have full discretion to determine whether a Participant's reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

     4.3 Designation of Options as Incentive Stock Options. The Committee may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or any Subsidiary shall be ISOs qualifying under Code Section 422. Each Option Agreement which provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

          Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

          (a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

          (b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

          (c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

          (d) No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

          (e) Any ISO granted under the Plan shall terminate no more than ninety (90) days after termination of the Participant's employment as an Employee, except that pursuant to Section 4.2(c) or (d) above such exercise period may be extended for up to one year after the date of any termination of employment by reason of the Participant's death or disability.

     4.4 Authority to Waive Restrictions on Exercisability. The Committee may, in its discretion, determine at any time that all or any portion of the Options granted to one or more Participants under the Plan shall, notwithstanding any restrictions on exercisability imposed pursuant to Section 4.1(b), become immediately exercisable in full. The Committee may make such further adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith, including amending the Option Agreement to recognize that all or a portion of the Options no longer qualify as ISOs under Section 4.3.

     4.5 Non-Assignability. Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

          Notwithstanding the foregoing, the Committee may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships or limited liability companies in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

     4.6 Covenants Not to Compete. The Committee may, in its discretion, condition any Option granted to an Employee, Consultant or director on such Participant's agreement to enter into such covenant not to compete with the Corporation as the Committee may deem to be desirable. Such covenant not to compete shall be set forth in the Participant's Option Agreement, and the Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Board of Directors determines that the Participant has violated his or her covenant not to compete. In addition, in the Committee's discretion, the Participant's Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issues to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

V.     RESTRICTED  STOCK.

     5.1 Rights As A Stockholder. Subject to Sections 3.2 and 3.3, the Committee may, in its discretion, grant a Participant an award consisting of shares of Restricted Stock. At the time of the award, the Committee shall cause the Corporation to deliver to the Participant, or to a custodian or an escrow agent designated by the Committee, a stock certificate or certificates for such shares of Restricted Stock, registered in the name of the Participant. The Participant shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, including forfeiture or resale to such Corporation, if any, as the Committee may determine to be desirable pursuant to Section 5.3 of the Plan. The Committee may designate the Corporation or one or more of its executive officers to act as custodian or escrow agent for the certificates.

     5.2     Awards  and  Certificates.

          (a) A Participant granted an award of Restricted Stock shall not be deemed to have become a stockholder of the Corporation, or to have any rights with respect to such shares of Restricted Stock, until and unless such Participant shall have executed a restricted stock agreement or other instrument evidencing the award and delivered a fully executed copy thereof to the Corporation and otherwise complied with the then applicable terms and conditions of such award.

          (b) When a Participant is granted shares of Restricted Stock, the Corporation shall issue a stock certificate or certificates in respect of shares of Restricted Stock. Such certificates shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

               "The transferability of the shares of stock represented by this Certificate are subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and N-Viro International Corporation. A copy of such Agreement is on file in the offices of the Secretary of the Company, 3450 W. Central Avenue, Suite 328, Toledo, Ohio.

          (c) Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under
Article VI of this Plan), Participants granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Corporation other than the rendering of services.

     5.3 Restrictions and Forfeitures. Restricted Stock awarded to a Participant pursuant to this Article V shall be subject to the following restrictions and conditions:

          (a) During a period set by the Committee of not less than six (6) months, but not more than ten (10) years, commencing with the date of an award (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate, or for the lapse of such restrictions upon the achievement of such corporate or personal performance targets as may be designated by the Committee.

          (b) Except as provided in Section 5.3(a), the Participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Corporation, including the right to vote the shares and receive dividends and other distributions.

          (c) Subject to the provisions of Section 5.3(d), upon termination of the Participant's employment with the Corporation (or status as a Consultant) during the Restriction Period for any reason, all shares of Restricted Stock with respect to which the restrictions have not yet expired shall be forfeited to or repurchased by the Corporation.

          (d) In the event of a Participant's retirement, permanent total disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Corporation, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock.

          (e) Any attempt to dispose of shares of Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.

          (f) Nothing in this Section 5.3 shall preclude a Participant from exchanging any Restricted Stock for any other shares of the Common Stock that are similarly restricted.

VI.     TAX  WITHHOLDING.

     6.1 Withholding Taxes. The Corporation shall have the right to require Participant who are employees to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan. If a Participant sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Participant, the Participant shall promptly notify the Corporation of such disposition and the Corporation shall have the right to require the Participant to remit to the Corporation the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Corporation by reason of such disposition.

     6.2 Methods of Withholding. Amounts which the Corporation is entitled to withhold pursuant to Section 6.1, may, at the election of the Participant and with the approval of the Committee, be (i) paid in cash by the Participant, (ii) withheld from the Participant's salary or other compensation payable by the Corporation, or (iii) withheld in the form of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date") not less than the minimum amount of tax the Corporation is required to withhold, or (iv) paid by means of the Participant's delivery to the Corporation of shares of Common Stock already held by the Participant (including newly vested shares of Restricted Stock issued to the Participant under this
Plan) that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Corporation is required to withhold, or (v) in any other form mutually satisfactory to the Committee and the Participant, provided that any such method of satisfying the Participant's obligation does not violate any federal or state law, including Section 402 of the Sarbanes-Oxley Act. A Participant's election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option.

VII.     AGGREGATE  LIMITATION  ON  SHARES  OF  COMMON  STOCK.

     7.1 Number of Shares of Common Stock. Shares of Common Stock which may be issued pursuant to Options or Restricted Stock awards granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock. The number of shares of Common Stock which may be issued under this Plan shall not exceed a total of 1,000,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 7.2, increased by 27,300 shares previously authorized for issuance under the Corporation's 1998 Amended and Restated Stock Option Plan but not used for grants under that 1998 Plan prior to its May 10, 2003 expiration date (subject to such adjustments as may be made pursuant to Section 7.2) Further, the Options granted to all Participants during a single calendar year shall be limited so that such Options shall in no event cover more than a maximum of 200,000 shares of Common Stock (subject to such adjustments as may be made pursuant to Section 7.2).

          For purposes of this Section 7.1(a), upon the exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares surrendered to the Company as payment of the Option Price or withheld for payment of taxes.

          Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires shall again be available for issuance under the Plan. In the event that any award of Restricted Stock is forfeited, cancelled or surrendered for any reason, the shares of Common Stock constituting such Restricted Stock award shall again be available for issuance under the Plan.

     7.2 Adjustments of Stock. The Committee shall proportionately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan, the Option Price of such Options, the number of shares of Restricted Stock in the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, and make any and all other adjustments deemed appropriate by the Committee or the Board of Directors to prevent substantial dilution or enlargement of the rights granted to any Participant.

          New option rights may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation's duties as to such Option.

     7.3 Dissolution or Merger. Upon dissolution or liquidation of the Corporation, or upon a merger or consolidation in which the Corporation is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under this Plan to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

VIII.     CHANGE  IN  CONTROL  TRANSACTIONS.

     8.1 Change in Control. For purposes of this Plan, a "Change in Control" shall include any of the events described below:

     (a) The acquisition in one or more transactions of more than thirty percent (30.0%) of the Corporation's outstanding Common Stock, or the equivalent in voting power of any classes or classes of securities of the Corporation entitled to vote in elections of directors by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

     (b) Any merger or consolidation of the Corporation into or with another corporation in which the Corporation is not the surviving entity, or any merger or consolidation of the Corporation into or with another corporation in which the Corporation is the surviving entity in connection with such merger or consolidation if at least thirty percent of the outstanding shares of Common Stock outstanding immediately after the merger is completed is held by persons who were not stock holders of the Corporation prior to the merger;

     (c) Any transfer or sale of substantially all of the assets of the Corporation;

     (d) Any person, or group of persons, announces a tender offer for at least thirty percent (30%) of the Corporation's Common Stock.

provided that, no acquisition shares of Common Stock by any person in a public offering or private placement of the Common Stock or other transaction approved by the Board of Directors shall be considered a Change in Corporate Control.

     8.2 Effect of Change in Control. In the event of a pending or threatened Change in Control, the Board of Directors or Compensation Committee may, in its sole discretion, take any one or more of the following actions with respect to Participants.

          (i) Accelerate the exercise dates of any outstanding Options and make all outstanding Options fully vested and exercisable;

          (ii) Determine that all or any portion of conditions associated with a Restricted Stock Award have been met;

          (iii) Grant a cash bonus award to any of the holders of outstanding Options;

          (iv) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Nonstatutory Options or unvested Restricted Stock awards;

          (v) Make any other adjustments or amendments to the Plan and outstanding Options, Restricted Stock and/or substitute new Options or other awards.

With respect to any Named Executive Officer, any such action shall be effective only if it is approved by the Compensation Committee.

          In exercising its authority under this Section 8.2, the Committee shall consider any adverse accounting or federal income tax consequences that may result from any acceleration of vesting or repurchase of Options. The
Committee shall have no duty to apply any action taken under this Section uniformly to all Participants, and may choose, in its sole discretion, whether or not the Options or Restricted Stock held by any particular Participant will be affected (subject to any pre-existing provisions in the Participant's Option Agreement or employment agreement with the Corporation requiring accelerated vesting upon a Change in Control).

IX.     MISCELLANEOUS.

     9.1 General Restriction. Any Option or Restricted Stock award granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option or other award, or the issuance of Common Stock in satisfaction thereof, such Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Committee.

     9.2 Investment Representation. If the Committee determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Committee may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, or at time of the transfer of shares of Restricted Stock, any written representation that Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Committee makes such a demand, delivery of a written representation satisfactory to the Committee shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

     9.3 No Right to Employment. Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participating employee.

     9.4 Non-Uniform Determinations. The Committee's determinations under this Plan (including, without limitation, its determinations of the persons to receive Options, or awards of Restricted Stock, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

     9.5 No Rights as Stockholders. Participants granted Options under this Plan shall have no rights as stockholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

     9.6 Transfer Restrictions. The Committee's may determine that any Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Committee determines to be appropriate.

     9.7 Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

X.     ADMINISTRATION.

          (a) The Plan shall be administered by the Board of Directors unless the Board has delegated its authority to a Committee consisting of such members as may be appointed by the Board of Directors from time to time. Notwithstanding the preceding sentence, the Board of Directors may delegate its authority with respect to Named Executive Officers only to the Compensation Committee. With respect to other Participants, the members of the Committee need not be members of the Board of Directors, and shall serve at the pleasure of the Board of Directors.

          (b) Except as provided in Section 3.2, the Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options, shares of Restricted Stock to officers, key employees, and Consultants of the Company, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised and to accelerate the exercisability of outstanding Options, or the vesting of Restricted Stock, as it may deem appropriate; (iv) to modify, cancel, or replace any prior Options or other awards and to amend the relevant Option Agreements or Restricted Stock Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and (v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the imple-mentation and administration of the Plan. With respect to any Named Executive Officer, this authority shall be transferred to the Compensation
Committee, or may be exercised by the Board of Directors subject to the condition that the express approval of the Compensation Committee must be obtained.

          (c) All actions taken by the Board of Directors or Committee shall be final, conclusive and binding upon any eligible employee. No member of the Board of Directors or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

          (d) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant, counsel, or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made by him or her in good faith.

XI.     AMENDMENT  AND  TERMINATION.

     11.1 Amendment or Termination of the Plan. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, or the stockholder approval requirements imposed on the Corporation by the listing rules of any stock exchange on which the Common Stock is listed. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant's rights under an award previously granted.

     11.2 Term of Plan. Unless previously terminated pursuant to Section 11.1, the Plan shall terminate on September 8, 2013, the tenth anniversary of the date on which the Plan became effective, and no Options or awards of Restricted Stock may be granted on or after such date.

                                                                      Appendix D



                        N-VIRO INTERNATIONAL CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 13, 2003

     Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Terry J. Logan and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the Garden Room of the Toledo Club, 235 14th Street, Toledo, Ohio on November 13, 2003 at 3:00 p.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

1.     ELECTION  OF  CLASS  I     FOR  all  nominees  listed  below     WITHHOLD
AUTHORITY
     DIRECTORS     (Except as marked to the contrary below) [  ]     to vote for
all  nominees  listed  below  [  ]

     Nominees:  B.K.  Wesley  Copeland  and  Bobby  B.  Carroll
                ----------------------       ------------------

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     _______________________________________________________________

2. AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO PROVIDE FOR THE RECLASSIFICATION OF THE BOARD OF DIRECTORS INTO TWO CLASSES:

 FOR      AGAINST      ABSTAIN

3. AMENDMENT OF THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE THAT THE NUMBER OF DIRECTORS SHALL BE FIXED FROM TIME TO TIME EXCLUSIVELY BY RESOLUTION OF THE BOARD OF DIRECTORS AT NO LESS THAN SEVEN AND NO MORE THAN NINE DIRECTORS:

 FOR      AGAINST      ABSTAIN
4.     APPROVE  THE  COMPANY'S  2003  STOCK  OPTION  PLAN:

 FOR      AGAINST      ABSTAIN
5. APPROVE THE NEW COMPENSATION ARRANGEMENT FOR NON-EMPLOYEE DIRECTORS OF THE COMPANY

 FOR      AGAINST      ABSTAIN
6.     RATIFY  THE APPOINTMENT OF HAUSSER + TAYLOR, LLP AS INDEPENDENT AUDITORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     (Continued  on  the  reverse  side)

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSALS 2, 3, 4, AND 5.

     Please  sign  exactly  as  name  appears  below.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.




Dated  ______________________________,  2003


________________________________________
Signature


________________________________________
Signature  (if  held  jointly)

[  ]     PLEASE  CHECK  HERE  IF  YOU  PLAN  TO  ATTEND  THE  ANNUAL  MEETING